                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                        EIGHTH AMENDMENT dated as of May 27, 2004 (this
            "Amendment") to the Credit Agreement dated as of September 22, 2000 (the "Credit Agreement") as heretofore amended, among Select Medical Corporation, a Delaware corporation (the "Company"), Canadian Back Institute Limited, an Ontario corporation and a wholly owned subsidiary of the Company ("CBIL" and, together with the Company, the "Borrowers"), the Lenders party thereto, JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as US Agent and US Collateral Agent, JPMorgan Chase Bank, Toronto Branch (as successor to J.P. Morgan Bank Canada (f/k/a The Chase Manhattan Bank of Canada)), as Canadian Agent and Canadian Collateral Agent, Banc of America Securities, LLC, as Syndication Agent, and CIBC, Inc., as Documentation Agent.

            WHEREAS, the Borrowers have requested that the Lenders (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement) approve the amendment of certain provisions of the Credit Agreement;

            WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendment;

            NOW, THEREFORE, in consideration of these premises, the Borrowers and the undersigned Lenders hereby agree as follows:

            SECTION 1. Amendment. Effective as of the Amendment Effective Date (as defined in Section 3 hereof), the parties hereto hereby amend the Credit Agreement as follows:

            (a) Amendment of Section 2.05. Section 2.05(b) is hereby amended by replacing "US$15,000,000" with "US$25,000,000".

            (b) Amendment of Section 6.11. Section 6.11(g) is hereby amended by replacing "US$80,000,000" with "US$200,000,000".

            SECTION 2. Representations and Warranties. Each of the Borrowers represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

            SECTION 3. Effectiveness. This Amendment shall become effective as of the date (the "Amendment Effective Date") when the Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrowers and the Required Lenders.

            SECTION 4. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            SECTION 5. No Other Amendments. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provision of the Credit Agreement specifically referred to herein. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

            SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

            IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                        SELECT MEDICAL CORPORATION,

                                          by /s/ Michael E. Tarvin
                                             -----------------------------------
                                             Name: Michael E. Tarvin
                                             Title: Senior Vice President

                                        CANADIAN BACK INSTITUTE LIMITED,

                                          by /s/ Michael E. Tarvin
                                             -----------------------------------
                                             Name: Michael E. Tarvin
                                             Title: Vice President

                                        JPMORGAN CHASE BANK, individually and as US Agent and US Collateral Agent,

                                          by /s/ J S Ely
                                             -----------------------------------
                                             Name: J S Ely
                                             Title:

                                        JPMorgan Chase Bank, Toronto Branch,
                                        individually and as Canadian Agent and
                                        Canadian Collateral Agent,

                                          by /s/ Christine Chan
                                             -----------------------------------
                                             Name: Christine Chan
                                             Title: Vice President

                                        To approve the Eighth Amendment (the
                                        "Amendment") to the Select Medical
                                        Corporation Credit Agreement dated as of September 22, 2000:

                                        Name of Institution:

                                        CIBC INC.
                                        ----------------------------------------

                                          by /s/ George Knight
                                             -----------------------------------
                                             Name: George Knight
                                             Title: Managing Director, CIBC
                                             World Markets Corp. as Agent

                                          by
                                             -----------------------------------
                                             Name:
                                             Title:

                                        To approve the Eighth Amendment (the
                                        "Amendment") to the Select Medical
                                        Corporation Credit Agreement dated as of September 22, 2000:

                                        Name of Institution:

                                        CALYON NEW YORK BRANCH
                                        ----------------------------------------

                                          by /s/ Charles Heidsieck
                                             -----------------------------------
                                          Name: Charles Heidsieck
                                          Title: Managing Director

                                          by /s/ Attila Coach
                                             -----------------------------------
                                          Name: Attila Coach
                                          Title: Managing Director

                                        To approve the Eighth Amendment (the
                                        "Amendment") to the Select Medical
                                        Corporation Credit Agreement dated as of September 22, 2000:

                                        Name of Institution:

                                        CREDIT SUISSE FIRST BOSTON, acting
                                        through its Cayman Islands Branch

                                          by /s/ Paul Colon
                                             -----------------------------------
                                          Name: Paul Colon
                                          Title: Director

                                          by /s/ Vanessa Gomez
                                             -----------------------------------
                                             Name: Vanessa Gomez
                                             Title: Associate

                                        To approve the Eighth Amendment (the
                                        "Amendment") to the Select Medical
                                        Corporation Credit Agreement dated as of September 22, 2000:

                                        Name of Institution:

                                        FLEET NATIONAL BANK

                                          by /s/ Kevin Wagley
                                             -----------------------------------
                                             Name: Kevin Wagley
                                             Title: Principal

                                        To approve the Eighth Amendment (the
                                        "Amendment") to the Select Medical
                                        Corporation Credit Agreement dated as of September 22, 2000:

                                        Name of Institution:

                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                          by /s/ Brian Schwinn
                                             -----------------------------------
                                             Name: Brian Schwinn
                                             Title: Duly Authorized Signatory

                                        To approve the Eighth Amendment (the
                                        "Amendment") to the Select Medical
                                        Corporation Credit Agreement dated as of September 22, 2000:

                                        Name of Institution:

                                        PNC BANK, NA

                                          by /s/ Jeffrey S. DeLay
                                             -----------------------------------
                                             Name: Jeffrey S. DeLay
                                             Title: Assistant Vice President

                                          by
                                             -----------------------------------
                                             Name:
                                             Title:

                                        To approve the Eighth Amendment (the
                                        "Amendment") to the Select Medical
                                        Corporation Credit Agreement dated as of September 22, 2000:

                                        Name of Institution:

                                        WACHOVIA BANK, NATIONAL ASSOCIATION

                                          by /s/ Jeanette A. Griffith
                                             -----------------------------------
                                             Name: Jeanette A. Griffith
                                             Title: Director

                                          by
                                             -----------------------------------
                                             Name:
                                             Title: